                                                                   Exhibit 10.22

                             SHARE PLEDGE AGREEMENT

     This Share Pledge  Agreement  (this  "Agreement")  has been executed by and among the  following  parties  on  February  3, 2011 in  Beijing,  the  People's
Republic of China ("China" or the "PRC"):

Party A: America Arki (Fuxin) Network Management Co., Ltd.
         (hereinafter "Pledgee")
Address: No.1, Electricity Station, Hongshu Road, Taiping District, Fuxin

Party B: Gao Jianmin (hereinafter "Pledgor")
ID No.:  21080219540202205x

Party C: America Arki Networkservice Beijing Co., Ltd.
Address: No.03B&05, Floor 25, No.77, Jianguo Road, Chaoyang District, Beijing

     In this Agreement,  each of Pledgee,  Pledgor and Party C shall be referred to as a "Party" respectively,  and they shall be collectively referred to as the
"Parties".

WHEREAS:

1.   Pledgor  is a citizen  of China,  who  became a  shareholder  of Party C on
     August 26, 2010 and holds 50% of the equity interest in Party C. Party C is a limited  liability company  registered in Beijing,  China engaging in the
     business  of  internet  information  service.   Party  C  acknowledges  the
     respective  rights  and  obligations  of  Pledgor  and  Pledgee  under this
     Agreement,  and intends to provide any necessary  assistance in registering the Pledge;

2.   Pledgee is a wholly foreign-owned  enterprise  registered in China. Pledgee and Party C partially owned by Pledgor have executed an Exclusive  Business
     Cooperation  Agreement  on February  3, 2011 and  Pledgee and Pledgor  have executed a Loan Agreement on February 3, 2011.

3.   To ensure that Party C fully performs its  obligations  under the Exclusive
     Business  Cooperation  Agreement  and pay the  consulting  and service fees thereunder  to the Pledgee when the same  becomes  due,  and Pledgor  fully performs  its  obligations  under  the Loan  Agreement  and  repay the loan thereunder  according to the Loan Agreement,  Pledgor hereby pledges to the
     Pledgee  all of the equity  interest  he holds in Party C as  security  for payment of the  consulting  and service  fees by Party C under the Business
     Cooperation Agreement.

     To perform  the  provisions  of the  Business  Cooperation  Agreement,  the
     Parties have mutually  agreed to execute this  Agreement upon the following terms.
1. DEFINITIONS

     Unless otherwise  provided herein, the terms below shall have the following meanings:

1.1  Pledge:  shall refer to the security interest granted by Pledgor to Pledgee pursuant to Article 2 of this  Agreement,  i.e., the right of Pledgee to be compensated on a preferential  basis with the conversion,  auction or sales price of the Equity Interest.

1.2  Equity  Interest:  shall refer to all of the equity  interest  lawfully now held and hereafter acquired by Pledgor in Party C.

1.3  Term of Pledge:  shall  refer to the term set forth in Section  3.2 of this
     Agreement.

1.4  Business  Cooperation  Agreement:  shall  refer to the  Exclusive  Business
     Cooperation  Agreement  executed  by and  between  Party C and  Pledgee  on
     February 3, 2011.

1.5  Loan Agreement:  shall refer to the loan agreement  executed by and between the Pledgor and Pledgee on February 3, 2011.

1.6  Event of  Default:  shall  refer to any of the  circumstances  set forth in
     Article 7 of this Agreement.

1.7  Notice  of  Default:  shall  refer  to the  notice  issued  by  Pledgee  in accordance with this Agreement declaring an Event of Default.

2. THE PLEDGE

     As collateral  security for the prompt and complete payment and performance when due (whether at stated maturity,  by acceleration or otherwise) of any or all the  payments  due by  Party C,  including  without  limitation  the consulting  and  services  fees  payable to the Pledgee  under the Business
     Cooperation Agreement, as well as the repayment obligation of Pledgor under the Loan  Agreement,  Pledgor  hereby  pledges to Pledgee a first  security interest in all of Pledgor's right,  title and interest,  whether now owned or hereafter acquired by Pledgor, in the Equity Interest of Party C.

3. TERM OF PLEDGE

3.1  The  Pledge  shall  become  effective  on such date when the  pledge of the
     Equity  Interest  contemplated  herein has been  registered  with  relevant administration  for industry and commerce (the "AIC").  The Pledge shall be continuously  valid until all payments  due under the Business  Cooperation
     Agreement  and the loan under the Loan  Agreement  have been  fulfilled  or repaid  by  Party C or its  subsidiaries.  Pledgor  and  Party C shall  (1)
     register  the  Pledge  in the  shareholders'  register  of Party C within 3 business days  following the  execution of this  Agreement,  and (2) submit this Agreement or other form of the Agreement as required by the AIC to the
     AIC  for  application  of the  registration  of the  Pledge  of the  Equity
     Interest   contemplated  herein  within  10  business  days  following  the execution of this Agreement. Pledgor and Party C shall submit all necessary documents  and complete all  necessary  procedures,  as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the
     Equity  Interest shall be registered with the AIC as soon as possible after filing.

3.2  During the Term of Pledge,  in the event Party C fails to pay the exclusive consulting  or service fees in  accordance  with the  Business  Cooperation
     Agreement  or fails to repay  the loan  under the Loan  Agreement,  Pledgee shall have the right,  but not the obligation,  to dispose of the Pledge in accordance with the provisions of this Agreement.

4. CUSTODY OF RECORDS FOR EQUITY INTEREST SUBJECT TO PLEDGE

4.1  During  the Term of  Pledge  set  forth in this  Agreement,  Pledgor  shall deliver to Pledgee's custody the capital  contribution  certificate for the
     Equity Interest and the shareholders' register containing the Pledge within one week from the execution of this  Agreement.  Pledgee shall have custody of such items during the entire Term of Pledge set forth in this Agreement.

4.2  Pledgee shall have the right to collect  dividends  generated by the Equity
     Interest during the Term of Pledge.

5. REPRESENTATIONS AND WARRANTIES OF PLEDGOR

5.1  Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2  Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3  Except for the  Pledge,  Pledgor  has not placed any  security  interest or other encumbrance on the Equity Interest.

6. COVENANTS AND FURTHER AGREEMENTS OF PLEDGOR

6.1  Pledgor  hereby  covenants  to the  Pledgee,  that  during the term of this
     Agreement, Pledgor shall:

     6.1.1not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, without the prior written  consent of Pledgee,  except for the  performance of the Exclusive Option Agreement executed by Pledgor,  Pledgee and Party
          C;

     6.1.2comply with the provisions of all laws and  regulations  applicable to the  pledge of rights,  and  within 5 days of  receipt of any  notice, order or  recommendation  issued or  prepared  by  relevant  competent authorities  regarding the Pledge,  shall  present the  aforementioned notice,  order or recommendation to Pledgee, and shall comply with the aforementioned  notice,  order or  recommendation or submit objections and  representations  with respect to the aforementioned  matters upon
          Pledgee's reasonable request or upon consent of Pledgee;

     6.1.3promptly  notify  Pledgee of any event or notice  received  by Pledgor that may have an impact on Pledgee's  rights to the Equity Interest or any  portion  thereof,  as well as any  event or  notice  received  by
          Pledgor  that  may  have  an  impact  on  any   guarantees  and  other
          obligations of Pledgor arising out of this Agreement.

6.2  Pledgor agrees that the rights  acquired by Pledgee in accordance with this
     Agreement  with respect to the Pledge shall not be interrupted or harmed by
     Pledgor or any heirs or  representatives  of  Pledgor or any other  persons through any legal proceedings.

6.3  To protect or perfect the security  interest  granted by this Agreement for payment of the consulting  and service fees under the Business  Cooperation
     Agreement,  Pledgor hereby undertakes to execute in good faith and to cause
     other   parties  who  have  an  interest  in  the  Pledge  to  execute  all certificates,  agreements,  deeds  and/or  covenants  required  by Pledgee.
     Pledgor also  undertakes  to perform and to cause other parties who have an interest  in  the  Pledge  to  perform  actions  required  by  Pledgee,  to facilitate  the  exercise  by Pledgee of its rights and  authority  granted thereto  by this  Agreement,  and to  enter  into  all  relevant  documents regarding  ownership  of Equity  Interest  with Pledgee or  designee(s)  of
     Pledgee  (natural  persons/legal  persons).  Pledgor  undertakes to provide
     Pledgee  within a reasonable  time with all notices,  orders and  decisions regarding the Pledge that are required by Pledgee.

6.4  Pledgor  hereby  undertakes  to comply  with and  perform  all  guarantees, promises, agreements,  representations and conditions under this Agreement.
     In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7. EVENT OF BREACH

7.1  The following circumstances shall be deemed Event of Default:

     7.1.1Party C fails to pay in full any of the  consulting  and service  fees payable under the Business Cooperation Agreement or breaches any other obligations of Party C thereunder;

     7.1.2Anyrepresentation  or  warranty  by  Pledgor  in  Article  5  of  this
          Agreement  contains  material  misrepresentations  or  errors,  and/or
          Pledgor violates any of the warranties in Article 5 of this Agreement;

     7.1.3Pledgor and Party C fail to register  the Pledge in the  shareholders'
          register of Party C or to complete Pledge  registration  stipulated in
          Section 3.1;

     7.1.4 Pledgor or Party C breach any provisions of this Agreement;

     7.1.5Except as expressly  stipulated in Section 6.1.1, Pledgor transfers or purports  to  transfer  or  abandons  the Equity  Interest  pledged or assigns the Equity  Interest  pledged  without the written  consent of
          Pledgee;

     7.1.6Any of Pledgor's own loans, guarantees, indemnifications,  promises or other  debt  liabilities  to any third  party or  parties  (1)  become subject to a demand of early  repayment or performance  due to default on the part of Pledgor; or (2) become due but are not capable of being repaid or performed in a timely manner;

     7.1.7Any approval,  license, permit or authorization of government agencies
          that  makes  this  Agreement  enforceable,   legal  and  effective  is
          withdrawn, terminated, invalidated or substantively changed;

     7.1.8The promulgation of applicable laws renders this Agreement  illegal or
          renders  it  impossible   for  Pledgor  to  continue  to  perform  its
          obligations under this Agreement;

     7.1.9Adverse changes in properties owned by Pledgor,  which lead Pledgee to believe that that Pledgor's  ability to perform its obligations  under this Agreement has been affected;

     7.1.10 The  successor or custodian of Party C is capable of only  partially perform  or  refuses  to perform  the  payment  obligations  under the
          Business Cooperation Agreement;

     7.1.11 Pledgor fails to repay the loan  according to the Loan  Agreement or breaches any other obligations of Pledgor thereunder; and

     7.1.12 Any other  circumstances occur where Pledgee is or may become unable to exercise its right with respect to the Pledge.

7.2  Upon notice or discovery of the  occurrence of any  circumstances  or event that may lead to the aforementioned circumstances described in Section 7.1,
     Pledgor shall immediately notify Pledgee in writing accordingly.

7.3  Unless  an  Event  of  Default  set  forth  in this  Section  7.1 has  been successfully resolved to Pledgee's satisfaction, Pledgee may issue a Notice of  Default  to Pledgor  in  writing  upon the  occurrence  of the Event of
     Default or at any time  thereafter and demand that Pledgor  immediately pay all outstanding payments due under the Business  Cooperation  Agreement and all  other  payments  due to  Pledgee,  and/or  dispose  of the  Pledge  in accordance with the provisions of Article 8 of this Agreement.

8. EXERCISE OF PLEDGE

8.1  Prior to the full payment of the  consulting  and service fees described in the  Business  Cooperation  Agreement  and the loan  described  in the Loan
     Agreement,  without the Pledgee's written consent, Pledgor shall not assign the Pledge or the Equity Interest in Party C.

8.2  Pledgee  may issue a Notice of  Default  to  Pledgor  when  exercising  the
     Pledge.

8.3  Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge  concurrently with the issuance of the Notice of Default in  accordance  with  Section 8.2 or at any time after the  issuance of the
     Notice of Default. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests  associated with the Equity
     Interest.

8.4  In the event of  default,  Pledgee  is  entitled  to  dispose of the Equity
     Interest pledged, to the extent permitted and in accordance with applicable laws,  without obligation to account to Pledgor for proceeds of disposition and  Pledgor  hereby  waives  any  rights  it may have to  demand  any such accounting from Pledgee.  Likewise, in such circumstance Pledgor shall have
     no  obligation  to  Pledgee  for  any  deficiency   remaining   after  such
     disposition of the Equity Interest pledged.

8.5  When  Pledgee  disposes of the Pledge in  accordance  with this  Agreement,
     Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9. ASSIGNMENT

9.1  Without  Pledgee's prior written consent,  Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2  This Agreement shall be binding on Pledgor and its successors and permitted assigns,  and  shall be  valid  with  respect  to  Pledgee  and each of its successors and assigns.

9.3  At any time,  Pledgee may assign any and all of its rights and  obligations under the  Business  Cooperation  Agreement  and/or Loan  Agreement  to its
     designee(s)  (natural/legal  persons), in which case the assigns shall have the rights and obligations of Pledgee under this  Agreement,  as if it were the original party to this  Agreement.  When the Pledgee assigns the rights and obligations under the Business  Cooperation  Agreement,  upon Pledgee's request,  Pledgor shall  execute  relevant  agreements  or other  documents relating to such assignment.

9.4  In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement.

9.5  Pledgor shall  strictly abide by the provisions of this Agreement and other contracts  jointly or separately  executed by the Parties  hereto or any of them,  including the Exclusive  Option  Agreement and the Power of Attorney
     granted to Pledgee,  perform the obligations hereunder and thereunder,  and refrain  from any  action/omission  that may affect the  effectiveness  and enforceability thereof. Any remaining rights of Pledgor with respect to the
     Equity Interest pledged  hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

10. TERMINATION

     Upon the full payment of the consulting and service fees under the Business
     Cooperation  Agreement  and  loan  under  the  Loan  Agreement,   and  upon
     termination  of  Party  C's  obligations  under  the  Business  Cooperation
     Agreement and the Loan Agreement,  this Agreement shall be terminated,  and
     Pledgee shall then cancel or terminate this Agreement as soon as reasonably practicable.

11. HANDLING FEES AND OTHER EXPENSES

     All fees and out of pocket expenses  relating to this Agreement,  including but not  limited to legal  costs,  costs of  production,  stamp tax and any other taxes and fees, shall be borne by Party C.

12. CONFIDENTIALITY

     The Parties  acknowledge that the existence and the terms of this Agreement and any oral or  written  information  exchanged  between  the  Parties  in connection with the preparation and performance this Agreement are regarded as confidential  information.  Each Party shall maintain confidentiality of all such  confidential  information,  and  without  obtaining  the  written consent of the other Party, it shall not disclose any relevant confidential information to any third parties,  except for the information  that: (a) is or will be in the public domain  (other than through the receiving  Party's unauthorized  disclosure);  (b) is under  the  obligation  to be  disclosed pursuant  to the  applicable  laws  or  regulations,  rules  of  any  stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or  financial  advisors  regarding  the  transaction  contemplated hereunder,  provided that such shareholders,  investors,  legal counsels or financial  advisors  shall  be  bound  by the  confidentiality  obligations similar to those set forth in this Section.  Disclosure of any confidential information  by the staff  members or agencies  hired by any Party shall be deemed  disclosure of such  confidential  information by such Party,  which
     Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

13. GOVERNING LAW AND RESOLUTION OF DISPUTES

13.1 The  execution,  effectiveness,  construction,  performance,  amendment and termination  of this  Agreement and the  resolution  of disputes  hereunder shall be governed by the laws of China.

13.2 In  the  event  of  any  dispute  with  respect  to  the  construction  and performance of this Agreement,  the Parties shall first resolve the dispute through  friendly  negotiations.  In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute  through  negotiations,  either
     Party may submit the relevant dispute to the China  International  Economic and Trade  Arbitration  Commission for arbitration,  in accordance with its
     Arbitration  Rules. The arbitration shall be conducted in Beijing,  and the language used in arbitration shall be Chinese.  The arbitration award shall be final and binding on all Parties.

13.3 Upon the  occurrence  of any  disputes  arising from the  construction  and performance  of this  Agreement  or during the pending  arbitration  of any dispute,  except  for  the  matters  under  dispute,  the  Parties  to this
     Agreement  shall  continue to exercise their  respective  rights under this
     Agreement and perform their respective obligations under this Agreement.

14. NOTICES

14.1 All notices and other  communications  required  or  permitted  to be given pursuant  to  this  Agreement  shall  be  delivered  personally  or sent by registered  mail,  postage prepaid,  by a commercial  courier service or by facsimile  transmission  to the  address of such party set forth  below.  A confirmation copy of each notice shall also be sent by E-mail. The dates on which  notices  shall be  deemed to have been  effectively  given  shall be determined as follows:

     14.1.1  Notices  given by  personal  delivery,  by  courier  service  or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for notices.

     14.1.2Notices given by facsimile  transmission  shall be deemed effectively given on the  date of  successful  transmission  (as  evidenced  by an automatically generated confirmation of transmission).

14.2 For the purpose of notices, the addresses of the Parties are as follows:

     Party A: America Arki (Fuxin) Network Management Co., Ltd.
     Address: America Arki (Fuxin) Network Management Co., Ltd.
     Facsimile: 86-10-65305285

     Party B: Gao Jianmin
     Address: Room 301,  Building  No.15,  China Central Place,  No.89,
              Jianguo Road,  Chaoyang District, Beijing
     Facsimile: 010-65305285

     Party C: America Arki Networkservice Beijing Co., Ltd.
     Address: 03B&05B, Floor 25, No.77, Jianguo Road, Chaoyang District, Beijing
     Facsimile: 010-65305285

14.3 Any  Party may at any time  change  its  address  for  notices  by a notice delivered to the other Parties in accordance with the terms hereof.

15. SEVERABILITY

     In the event that one or several of the  provisions  of this  Contract  are found to be invalid,  illegal or  unenforceable in any aspect in accordance with any laws or regulations,  the validity,  legality or enforceability of the  remaining  provisions  of  this  Contract  shall  not be  affected  or compromised  in any  respect.  The  Parties  shall  strive in good faith to replace such invalid,  illegal or  unenforceable  provisions with effective provisions that accomplish to the greatest extent  permitted by law and the intentions  of the  Parties,  and the  economic  effect  of such  effective provisions  shall be as close as possible to the  economic  effect of those invalid, illegal or unenforceable provisions.

16. ATTACHMENTS

     The  attachments  set  forth  herein  shall  be an  integral  part  of this
     Agreement.

17. EFFECTIVENESS

17.1 Once  execution,  this Agreement  shall be deemed to become  effective upon
     November 26, 2010.

17.2 Any  amendments,  changes and  supplements  to this  Agreement  shall be in writing and shall become  effective  upon  completion  of the  governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

17.3 This Agreement is written in Chinese and English in three copies.  Pledgor,
     Pledgee  and Party C shall  hold one copy  respectively.  Each copy of this
     Agreement shall have equal validity.  In case there is any conflict between the Chinese  version and the English  version,  the Chinese  version  shall prevail.

17.4 This Agreement constitutes the entire agreement between the Parties hereto, and supersedes all prior  discussions,  negotiations  and agreements  among them, with respect to the subject matter of this Agreement.

                                       10
     IN  WITNESS   WHEREOF,   the   Parties   have   caused   their   authorized
representatives  to execute  this Share  Pledge  Agreement  as of the date first above written.

Party A: America Arki (Fuxin) Network Management Co., Ltd.

By: /s/ Gao Jianmin
    ---------------------------------
Name: Gao Jianmin
Title: Legal Representative

Party B: Gao Jianmin

By: /s/  Gao Jianmin
    ---------------------------------

Party C: America Arki Networkservice Beijing Co., Ltd.

By: /s/ Gao Fei
    ---------------------------------
Name: Gao Fei
Title: Legal Representative

                                       11
ATTACHMENTS:

1.   Shareholders' register of AMERICA ARKI NETWORKSERVICE BEIJING CO., LTD;

2.   The Capital  Contribution  Certificate  for the  Formation  of AMERICA ARKI
     NETWORKSERVICE BEIJING CO., LTD;

3.   Exclusive Business Cooperation Agreement.

                                       12